ADVANCED SERIES TRUST

AST QMA International Core Equity Portfolio

Supplement dated June 1, 2021 to the
Currently Effective Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (the SAI) of the AST QMA International Core Equity portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Trust’s Summary Prospectus, Prospectus or SAI, as applicable.

Effective immediately, all references and information pertaining to Mr. Vlad Shutoy are deleted from the Portfolio’s Prospectus and SAI.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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